Note 25	6 Months Ended
Jun. 30, 2026
Issued capital [abstract]
Disclosure of Common Stock [Text Block]	Capital
As of June 30, 2026 and December 31, 2025 BBVA’s share capital amounted to €2,734,790,209.9 and €2,797,394,663.00, divided into 5,581,204,510 and 5,708,968,700 shares, respectively. This variation has resulted from the partial executions of the capital reduction resolution adopted by the BBVA Annual General Shareholders' Meeting held on March 20, 2026, under item five of its agenda, which were communicated through Other Relevant Information notices (otra información relevante) on March 31, 2026 and June 24, 2026 (see Note 4).
As of such dates, all shares were fully subscribed and paid-up, of the same class and series, of €0.49 par value each, and represented through book-entry accounts. All of the Bank´s shares carry the same voting and dividend rights, and no single stockholder enjoys special voting rights. Each and every share is part of the Bank’s capital.
BBVA is not aware of any direct or indirect interests through which control of the Bank may be exercised. BBVA has not received any information on stockholder agreements, including agreements regulating the exercise of voting rights at its Annual General Shareholders´ Meetings or restricting or placing conditions on the free transferability of BBVA shares. BBVA is not aware of any agreement that could give rise to changes in the control of the Bank.